EXHIBIT 10.31

                 AMENDMENT NUMBER TWO DATED AS OF JUNE 15, 1999
              BETWEEN THE COMPANY AND FOOTHILL CAPITAL CORPORATION

      THIS AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is entered into as of June 15, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation ("Borrower"), in light of the following:

      FACT ONE: Borrower and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of July 31, 1997, as amended on February 22, 1999 (the "Agreement").

      FACT TWO: Borrower and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

      NOW, THEREFORE, Borrower and Foothill hereby amend and supplement the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

      2. AMENDMENTS.

            Section 2.1(c) of the Agreement is amended to read as follows:

                  "(c) Foothill shall have no obligation to make advances
            hereunder to the extent they would cause the outstanding Obligations to exceed $40,000,000 (the "Maximum Amount"); provided, however, Borrower shall have the option to increase the Maximum Amount to $50,000,000 so long as (i) no Event of Default has occurred and is continuing and (ii) Borrower has EBITDA in excess of $40,000,000 for the most recent 12 months based upon the financial statements delivered to Foothill by Borrower pursuant to Section 6.4. Borrower shall have a period of 30 days from the date of delivery of its monthly financial statements to notify Foothill in writing of its decision to increase the Maximum Amount. Foothill shall increase the Maximum Amount five days after receipt of written notice from Borrower so long as the conditions set forth in this Section 2.1(c) have been met. Concurrent with Borrower's election to increase the Maximum Amount in accordance with this section, Borrower shall pay Foothill a line increase fee in the amount of $25,000."

            The dollar amount in Section 2.2(a)(ii) of the Agreement is increased to $30,000,000 from $20,000,000, and shall be further increased to $40,000,000 if Borrower elects to increase the Maximum Amount to $50,000,000 in accordance with Section 2.1(c) of the Agreement.

            The annual facility fee in Section 2.8 of the Agreement for July 31, 1999, only, shall be an amount equal to 0.125% times $30,000,000.

            Section 3.3 of the Agreement is amended to read as follows:

                  "3.3 Term; Automatic Renewal. This Agreement shall become
            effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on July 31, 2002 (the "Renewal Date") and automatically shall be renewed for successive one year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any anniversary of the Renewal Date by giving the other party at least 90 days prior written notice by registered or certified mail, return receipt requested. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

            Section 6.13 of the Agreement is amended to read as follows:


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            "6.13 Financial Covenants. Borrower shall maintain:

                  (a) Current Ratio. A ratio of Consolidated Current Assets
            divided by Consolidated Current Liabilities of at least the following, measured on a fiscal quarter-end basis:

                                                     Quarters
            Ratio                               Ending on or About
            -----                               ------------------

            1.0-1.0                        July 31, 1999 and thereafter

                  (b) Tangible Net Worth. Tangible Net Worth of not less than the following, measured on a fiscal quarter-end basis:

              Tangible                               Quarters
             Net Worth                          Ending on or About
             ---------                          ------------------

            $45,000,000                         April 30, 1999 and
                                                July 31, 1999
             57,000,000                         October 31, 1999
            $64,000,000                         January 31, 2000 and thereafter

                  (c) Working Capital. Working Capital of not less than the
            following, measured on a fiscal quarter-end basis:

                                                     Quarters
            Working Capital                     Ending on or About
            ---------------                     ------------------

            $20,000,000                         April 30, 1999
             15,000,000                         July 31, 1999
             20,000,000                         October 31, 1999
            $25,000,000                         January 31, 2000 and thereafter"

            Section 7.10 of the Agreement is amended to read as follows:

                  "7.10 Capital Expenditures. Make any capital expenditure, or any commitment therefor, where the aggregate amount of such capital expenditures (other than capital expenditures for the purchase of a new headquarters and distribution center for Borrower), made or committed for in each fiscal year ending on or about January 31 commencing with 2000 is in excess of $55,000,000."

      Schedule 6.15 to the Agreement is replaced with Schedule 6.15 attached hereto.

      3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof."

      4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

      5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (a) receipt by Foothill of an amendment fee in the amount of $37,500 and (b) receipt by Foothill of an executed copy of this Amendment.

      6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.


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      7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, (including Section 3.5) shall remain in full force and effect.

      8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation

                                 By:          /s/   Paul Chao
                                    ------------------------------------
                                 Title:    Assistant Vice President
                                       ---------------------------------


                                 THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation

                                 By:         /s/   Seth Udasin
                                    ------------------------------------
                                 Title:    Vice President & CFO
                                       ---------------------------------


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